Federated Adjustable Rate Securities Fund
INSTITUTIONAL SHARES (TICKER FEUGX)
SERVICE SHARES (TICKER FASSX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED OCTOBER 31, 2016
Under the section entitled “Fund Summary Information,” please add the following to the end of the “Risk/Return Summary: Fees and Expenses” introductory paragraph:
“If you purchase the Fund's Shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any, are not reflected in the Example below.”
April 26, 2017
Federated Adjustable Rate Securities Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453789 (4/17)
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